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                                                                    EXHIBIT 23.1

              CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

     We consent to the incorporation by reference in the Registration Statement on Form S-8 pertaining to the 2001 Equity Incentive Plan of Conceptus, Inc. of our report dated February 1, 2001 with respect to the financial statements of Conceptus, Inc. included in its Annual Report (Form 10-K) for the year ended December 31, 2000, filed with the Securities and Exchange Commission.

Palo Alto, California
June 11, 2001

                                                           /s/ Ernst & Young LLP